(ING FUNDS LOGO)

July 29, 2005                                                         (g)(3)(i)

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Institutional Prime Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 29, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Funds Trust
                                        ING Investors Trust


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    ---------------------------------
Name: Edward G. McGann
Title: Managing Director,
       Duly Authorized

                                    Tel: 480-477-3000
337 E. Doubletree Ranch Rd.         Fax: 480-477-2700        ING Funds Trust
Scottsdale, AZ 85258-2034           www.ingfunds.com         ING Investors Trust

                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                         May 17, 2004
   ING Corporate Leaders Trust - Series B                         May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                           June 9, 2003
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Equity and Bond Fund                                       June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING LargeCap Value Fund                                      February 1, 2004
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Choice Fund                                 February 1, 2005
   ING MidCap Value Fund                                          June 9, 2003
   ING Principal Protection Fund                                  June 2, 2003
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                               May 1, 2003
   ING Principal Protection Fund VIII                            October 1, 2003
   ING Principal Protection Fund IX                             February 2, 2004
   ING Principal Protection Fund X                                 May 3, 2004
   ING Principal Protection Fund XI                              August 16, 2004
   ING Principal Protection Fund XII                           November 15, 2004
   ING Principal Protection Fund XIII                                  TBD
   ING Principal Protection Fund XIV                                   TBD
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Choice Fund                               February 1, 2005
   ING SmallCap Value Fund                                        June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                  April 7, 2003
   ING GNMA Income Fund                                           April 7, 2003
   ING High Yield Bond Fund                                       April 7, 2003
   ING Institutional Prime Money Market Fund                      July 29, 2005
   ING Intermediate Bond Fund                                     April 7, 2003
   ING National Tax-Exempt Bond Fund                              April 7, 2003
   ING GET Fund - Series I                                        July 14, 2003

ING GET FUND
   ING GET Fund - Series J                                        July 14, 2003
   ING GET Fund - Series K                                        July 14, 2003
   ING GET Fund - Series L                                        July 14, 2003
   ING GET Fund - Series M                                        July 14, 2003
   ING GET Fund - Series N                                        July 14, 2003
   ING GET Fund - Series P                                        July 14, 2003
   ING GET Fund - Series Q                                        July 14, 2003
   ING GET Fund - Series R                                        July 14, 2003
   ING GET Fund - Series S                                        July 14, 2003
   ING GET Fund - Series T                                        July 14, 2003
   ING GET Fund - Series U                                        July 14, 2003
   ING GET Fund - Series V                                       March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM
   OPPORTUNITY FUND                                              March 28, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                              January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
   ING American Funds Growth Portfolio                         September 2, 2003
   ING American Funds Growth-Income Portfolio                  September 2, 2003
   ING American Funds International Portfolio                  September 2, 2003
   ING Capital Guardian Managed Global Portfolio                January 13, 2003
   ING Capital Guardian Small/Mid Cap Portfolio                 January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio                 January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
   ING Evergreen Health Sciences Portfolio                         May 3, 2004
   ING Evergreen Omega Portfolio                                   May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                         April 29, 2005
   ING Global Resources Portfolio                               January 13, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio                    January 6, 2003
   ING International Portfolio                                  January 13, 2003
   ING Janus Contrarian Portfolio                               January 13, 2003
   ING Jennison Equity Opportunities Portfolio                   January 6, 2003
   ING JPMorgan Emerging Markets Equity Portfolio               January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                    April 29, 2005
   ING Julius Baer Foreign Portfolio                            January 13, 2003
   ING Legg Mason Value Portfolio                               January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                       May 1, 2004
   ING LifeStyle Growth Portfolio                                  May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                         May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING LifeStyle Moderate Portfolio                                May 1, 2004
   ING Limited Maturity Bond Portfolio                           January 6, 2003
   ING Liquid Assets Portfolio                                   January 6, 2003
   ING MarketPro Portfolio                                       August 15, 2005
   ING MarketStyle Growth Portfolio                              August 15, 2005
   ING MarketStyle Moderate Growth Portfolio                     August 15, 2005
   ING MarketStyle Moderate Portfolio                            August 15, 2005
   ING Marsico Growth Portfolio                                 January 13, 2003
   ING Marsico International Opportunities Portfolio             April 29, 2005
   ING Mercury Focus Value Portfolio                             January 6, 2003
   ING Mercury Large Cap Growth Portfolio                        January 6, 2003
   ING MFS Mid Cap Growth Portfolio                             January 13, 2003
   ING MFS Total Return Portfolio                               January 13, 2003
   ING MFS Utilities Portfolio                                   April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
   ING PIMCO Core Bond Portfolio                                January 13, 2003
   ING PIMCO High Yield Portfolio                               November 5, 2003
   ING Pioneer Fund Portfolio                                    April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                           April 29, 2005
   ING Salomon Brothers All Cap Portfolio                        January 6, 2003
   ING Salomon Brothers Investors Portfolio                      January 6, 2003
   ING Stock Index Portfolio                                    November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
   ING UBS U.S. Allocation Portfolio                             January 6, 2003
   ING Van Kampen Equity Growth Portfolio                       January 13, 2003
   ING Van Kampen Global Franchise Portfolio                    January 13, 2003
   ING Van Kampen Growth and Income Portfolio                   January 13, 2003
   ING Van Kampen Real Estate Portfolio                         January 13, 2003
   ING VP Index Plus International Equity Portfolio               July 29, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                  November 3, 2003
   ING Foreign Fund                                               July 1, 2003
   ING Global Equity Dividend Fund                             September 2, 2003
   ING Global Real Estate Fund                                  November 3, 2003
   ING Global Value Choice Fund                                 November 3, 2003
   ING International Fund                                       November 3, 2003
   ING International SmallCap Fund                              November 3, 2003
   ING International Value Choice Fund                          February 1, 2005
   ING Precious Metals Fund                                     November 3, 2003
   ING Russia Fund                                              November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio    January 10, 2005
   ING American Century Select Portfolio                 January 10, 2005
   ING American Century Small Cap Value Portfolio        January 10, 2005
   ING Baron Small Cap Growth Portfolio                  January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio           November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio           November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                  November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                 November 15, 2004
   ING Fundamental Research Portfolio                    January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio         January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio            January 10, 2005
   ING JPMorgan Fleming International Portfolio          January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                  January 10, 2005
   ING MFS Capital Opportunities Portfolio               January 10, 2005
   ING OpCap Balanced Value Portfolio                    January 10, 2005
   ING Oppenheimer Global Portfolio                      January 10, 2005
   ING Oppenheimer Strategic Income Portfolio            January 10, 2005
   ING PIMCO Total Return Portfolio                      January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio      January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio      January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio       January 10, 2005
   ING Solution 2015 Portfolio                            April 29, 2005
   ING Solution 2025 Portfolio                            April 29, 2005
   ING Solution 2035 Portfolio                            April 29, 2005
   ING Solution 2045 Portfolio                            April 29, 2005
   ING Solution Income Portfolio                          April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth
      Portfolio                                          January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio             January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio               January 10, 2005
   ING Van Kampen Comstock Portfolio                     January 10, 2005
   ING Van Kampen Equity and Income Portfolio            January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                 June 2, 2003
   ING Aeltus Money Market Fund                            June 2, 2003
   ING Balanced Fund                                       June 2, 2003
   ING Classic Principal Protection Fund III               June 2, 2003
   ING Classic Principal Protection Fund IV                June 2, 2003
   ING Equity Income Fund                                  June 9, 2003
   ING Global Science and Technology Fund                  June 2, 2003
   ING Government Fund                                     June 2, 2003
   ING Growth Fund                                         June 9, 2003
   ING Index Plus LargeCap Fund                            June 9, 2003
   ING Index Plus MidCap Fund                              June 9, 2003
   ING Index Plus Protection Fund                          June 2, 2003

ING SERIES FUND, INC. (CONT.)
   ING Index Plus SmallCap Fund                            June 9, 2003
   ING International Growth Fund                         November 3, 2003
   ING Small Company Fund                                  June 9, 2003
   ING Strategic Allocation Balanced Fund                  June 2, 2003
   ING Strategic Allocation Growth Fund                    June 2, 2003
   ING Strategic Allocation Income Fund                    June 2, 2003
   ING Value Opportunity Fund                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio            July 7, 2003
   ING VP Strategic Allocation Income Portfolio            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2               September 12, 2003
   ING GET U.S. Core Portfolio - Series 3               December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                 March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                  June 11, 2004
   ING GET U.S. Core Portfolio - Series 6               September 10, 2004
   ING GET U.S. Core Portfolio - Series 7               December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                  March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                  June 8, 2005
   ING GET U.S. Core Portfolio - Series 10              September 7, 2005
   ING GET U.S. Core Portfolio - Series 11               December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                 March 2, 2006
   ING GET U.S. Opportunity Portfolio - Series 1                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                TBD
   ING VP Global Equity Dividend Portfolio               November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio          July 7, 2003
   ING VP Growth Portfolio                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                    July 7, 2003
   ING VP International Equity Portfolio                 November 3, 2003
   ING VP Small Company Portfolio                          July 7, 2003
   ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                           October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP Disciplined LargeCap Portfolio                  October 6, 2003
   ING VP Financial Services Portfolio                      May 1, 2004
   ING VP High Yield Bond Portfolio                       October 6, 2003
   ING VP International Value Portfolio                  November 3, 2003
   ING VP LargeCap Growth Portfolio                       October 6, 2003
   ING VP MagnaCap Portfolio                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                  October 6, 2003
   ING VP Real Estate Portfolio                             May 1, 2004
   ING VP SmallCap Opportunities Portfolio                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                       November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                         July 7, 2003

ING VP MONEY MARKET PORTFOLIO                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                            October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                         October 6, 2003
   The Bond Portfolio                                     October 6, 2003
   The Money Market Portfolio                             October 6, 2003
   The Stock Portfolio                                    October 6, 2003